UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

August 14, 2014
Date of Report (Date of earliest event reported)

KONARED CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-176429 (Commission File Number)	99-0366971 (IRS Employer Identification Number)

2829 Ala Kalanikaumaka St., Suite F-133, Koloa, HI 96756
(Address of principal executive offices) (Zip Code)

Phone: (808) 212-1553
 (Registrant’s telephone number)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 14, 2014, Mr. Michael Halsey resigned his positions as Vice President and Chief Operating Officer of KonaRed Corporation (the "Company"). Mr. Halsey is leaving the Company for personal reasons and there was no disagreement with the Company relating to its operations, policies or practices. A copy of this report was provided to Mr. Halsey prior to filing by the Company. Mr. Halsey did not provide, and indicated that he does not plan to provide, any exhibits in respect of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts
Shaun Roberts
President and CEO
August 21, 2014